Empowering Older Adults and Enabling Healthy Aging Business and Strategy Highlights —Investor Day August 2016 Exhibit 99.1

Safe Harbor Provisions These forward-looking statements speak only as of the date hereof and this presentation contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. In order for Healthways to utilize the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, investors are hereby cautioned that these statements may be affected by the important factors, among others, included in the discussion in headings such as “Risk Factors” in Healthways' Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities and Exchange Commission. Consequently, actual operations and results may differ materially from those expressed in these forward-looking statements. Healthways undertakes no obligation to update or revise any such forward-looking statements. This presentation contains certain non-GAAP measures. The Company’s earnings releases for the year ended December 31, 2015 and for the quarter and six months ended June 30, 2016, located on the Company’s investor relations page at www.healthways.com include a reconciliation of the differences between certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures

Confidential — Not for Distribution Opening Remarks and Executive Summary Donato Tramuto Chief Executive Officer

Our Team—100+ Years of healthcare experience

Discussion Topics The market For Today ADD more members in all three networks BUILD more empowerment and engagement in 50+ population COLLABORATE with partners, leveraging our brand to introduce new products & services A Simple and Clear Strategy: B C The opportunity The core business The strategy The financials

Confidential — Not for Distribution Looking Back and Looking Ahead JANUS Greek god of change and new beginnings

A New and Exciting Company —Healthways FROM TO Total population health Targeted population health Diffused product portfolio Focused and integrated portfolio Operationally complex Streamlined and simplified operations Difficulty predicting revenue Predictable revenue, with upside Unprofitable, capital intensive Profitable, capital light service model

Executive Summary Re-focusing the business around empowering older adults, enabling healthy aging Robust long range vision and strategy focused on transforming the aging experience Very clear near-term priorities (next 12 months) to drive growth: SilverSneakers: build awareness through digital marketing, grow participation by re-invigorating member experience. Test digital platform Prime (commercial fitness): increase market penetration and conduct targeted marketing programs to 50-65 year olds and adult caregivers in Prime Physical Medicine benefit management: leverage capabilities for building and managing networks, and managing utilization, to selectively expand into new networks Portfolio of products and services that support our new vision, mission and strategy. Growth opportunities exist in each area Clear sight of predictable revenue growth (rate of upper single digits in 2017) EBITDA margins in excess of 20% Improved profitability and free cash flow generation will create go-forward options

The Markets and Opportunity Janet Calhoun Senior Vice President, Strategy Confidential — Not for Distribution

We are serving a powerful demographic experiencing unprecedented growth with underserved needs we are uniquely positioned to address Confidential — Not for Distribution

SilverSneakers By The Numbers 55M 111M ADULTS ARE AGE 50+ Source: US Census Bureau, AARP, Centers for Medicare and Medicaid Services ARE 65+ AND MEDICARE ELIGIBLE 300,000 PEOPLE TURN 65 EVERY MONTH WE ARE SERVING A MASSIVE AND GROWING POPULATION That is Aging at an Unprecedented Rate Confidential — Not for Distribution

OUR CLIENT BASE IS ALSO GROWING – As Consumers Age-In and Opt-In to Managed Care Plans SOURCES: Centers for Medicare and Medicaid Services; Kaiser Family Foundation; CSG Actuarial; Barclays Research Actual Enrollment Projected Enrollment MA and MS Number of Enrollees (in millions) MA and MS Enrollment as Percent (Share) of Total Medicare Enrollment Favorable Growth Drivers Format Population is growing (more people aging-in) MA and MS plans growing in share of total

WITH AGING COMES RISE OF CHRONIC CONDITIONS We are Positioned to Address Broader Spend There is a growing base of evidence demonstrating fitness and lifestyle change can reduce the burden of high-cost conditions among aging adults. Examples: FALLS $34 Billion Problem DIABETES $244 Billion Problem 5% reduction in body weight = 50% reduction in onset of type-2 diabetes among pre-diabetics** DEPRESSION $84 Billion Problem Over 20 studies confirm even moderate levels of physical activity can ward off depression Studies have shown that exercise programs reduced falls that caused injuries by 37% Sources: American Diabetes Association (2014); Johns Hopkins Medicine; Centers for Disease Control and Prevention (2013); Harvard Medical School Health Publication (2013); Psychology Today (2013); Scientific America (2015)

WE CAN’T PRESCRIBE OUR WAY OUT – Our Services are Increasingly Vital “We were not prepped in medical school to talk about exercise, nutrition, and smoking cessation. So we [are now retrofitting] doctors to handle the epidemics of physical inactivity and obesity…. We are on the verge of moving beyond the early adopters.” – Edward Phillips, founder of the Institute of Lifestyle Medicine (ILM) at Harvard University

older adults ARE HIGHLY ENGAGED and open to alternative ways to achieving better health 25% of gym memberships *Represents 55+ Consumers 50+ represent 16% of the US Population but account for … 20% complimentary and alternative medicine visits/year *Represents 65+ Source: US Census Bureau; Immersion Action Health Conscious Boomer Profile; Center for Disease Control and Prevention, National Health Statistics Reports (2015)

They are POWERFUL and INFLUENTIAL – Accessing and Influencing Them Can Unlock Value The 50+ population controls 50% of consumer spending ($2.4T) but estimates are that only 10% of marketing dollars are focused on them today. In addition to impacting billions of dollars of healthcare spend, those that can build trusted, engaging relationships with older adults have the potential to unlock significant potential value. 50% 10% of consumer spending of marketing dollars Sources: AARP commissioned study, 2013; / Immersion Action, 50+ Facts and Fiction: Size, Wealth and Spending of 50+ Consumers (2015)

They are open to technology and ARE digitally active Use social networking sites 50+ Fastest growing demographic online and on Facebook 68% Want and use digital health technology like tracker apps for managing weight, diet and sleep Sources: Pew Research (2012); Pew American Life Data; Comscore 82% Of online boomers and seniors use the internet to research health and wellness information

THEY Are ALSO Redefining what it means to “age well” 87% Of adults age 65+ want to stay in their current home and community as they age They have new needs which will demand new solutions Active, Connected and Purpose-Driven Active and connected; bring vitality and purpose; combat loneliness, isolation, boredom Source: AARP PPI, “What is Livable? Community Preferences of Older Adults” (April 2013)

We are WELL-POSITIONED To Address These Needs Unparalleled access to a massive and growing population others are trying to reach and serve Expertise and singular focus that is unique in the industry Solutions that deliver tangible health outcomes for our clients Trusted and Recognizable Brand with Consumers Confidential — Not for Distribution

The Core Business Today Joy Powell Chief Operating Officer, Network Solutions Confidential — Not for Distribution

We have a solid foundation on which to refocus and build for the future: a strong, profitable and growing core business Confidential — Not for Distribution

Our Business Today A portfolio of products that bring broad access, leading programming, diverse benefit options, including network building expertise and utilization management PRODUCT OVERVIEW COMPETITIVE PROFILE Created the nation’s leading fitness program specifically designed for older adults Delivered to Medicare Advantage, Medicare Supplement, and group retirees 20+ years of experience 13+ million eligible members 60+ health plan clients 13K+ participating locations including fitness centers and alternative venues Membership access to largest network of gyms Broad-based audience (18-64); Offered through commercial health plans, employers and exchanges 8+ years of experience 40+ million eligible members 10K+ participating fitness centers PHYSICAL MEDICINE Physical Therapy Occupational Therapy Speech Therapy Chiropractic Care Acupuncture Massage Affinity Network Specialty Medical Benefits management Utilization management Affinity network management Available through health plans and employers 30+ years of experience 20+ million eligible members 88K+ providers and practitioners

Client Value Proposition Claims Reduction Retention Acquisition POSITIVE RETURN ON INVESTMENT FOR OUR CLIENTS = + +

RESULTS THAT MATTER Acquisition 78% 73% 79% Important for Joining (New Members) More Likely to Recommend Increased Acquisition Source: 2014 SilverSneakers Annual Member Survey

RESULTS THAT MATTER Retention 52% 68% 94% Likely to Switch If Not Offered Satisfaction with SilverSneakers Reason Staying with Plan Increased Retention Source: 2014 SilverSneakers Annual Member Survey

CASE STUDIES *Impact of SilverSneakers on Client's Business*

Large Plan Added SilverSneakers:

- Previously had competitors fitness product
- Forecasted 17% growth
- Realized 30% growth (no expansions)

Large Plan Discontinued SilverSneakers in *One Region*:

- 24% of membership moved to an existing SilverSneakers MA plan

Regional Plan Terminated SilverSneakers:

- 54% membership moved to an existing SilverSneakers MA Plan

Regional Plan Became Insolvent:

- 70% of membership moved to an existing MA SilverSneakers Plan

Confidential — Not for Distribution

27

HEALTHWAYS

IMPACT of SILVERSNEAKERS ON MEMBERS In their Own Words VIDEO IN PROGRESS To Download: Please click on link in resource list section: SilverSneakers

SilverSneakers By The Numbers SILVERSNEAKERS By the Numbers 13,000+ Network locations including LA Fitness, 24 Hour Fitness, Anytime Fitness, Curves, YMCA’s and more 1,000+ Additional FLEX venues in places where older adults aggregate – community centers, senior living communities, and more 13.4M+ ELIGIBLE MEMBERS 60+ HEALTH PLAN PARTNERS 20+ YEARS OF EXPERIENCE Confidential — Not for Distribution

SilverSneakers By The Numbers MEMBER Profile 42% Never had a Fitness Membership before SilverSneakers 59% SilverSneakers participants between 65 and 74 42% MALE 58% FEMALE 62% SilverSneakers members who report that their overall health is Excellent or Very Good, as compared to 30% of all seniors as reported by 2014 HOS report Source: 2015 SilverSneakers Participant Survey Confidential — Not for Distribution

Network Solutions Business Will Grow

26% 58% SilverSneakers Market Share 10M Medicare Advantage (MA) (Total MA population - 17.3M) #1 Market Share in senior fitness (44%) Medicare Supplement (MS) (Total MS population 13.0M) 3.4M 9 of the top 10 MA plans use SilverSneakers

Strong Growth 2011 2012 2013 2014 2015 2016 Total Eligible Members 7.9M 9.2M 10.4M 11.4M 12.4M 13.4M Medicare Advantage 5.7M 6.7M 7.6M 8.3M 9.1M 10.0M Medicare Supplement 2.2M 2.5M 2.8M 3.1M 3.3M 3.4M Total Member Visits 39.6M 49.7M 58.2M 65.3M 76.1M 85.6M* Total Eligible Members Total Member Visits * Total member visits for 2016 year end is forecasted

Strong Growth 2011 2012 2013 2014 2015 2016 Total Eligible Members 7.9M 9.2M 10.4M 11.4M 12.4M 13.4M Medicare Advantage 5.7M 6.7M 7.6M 8.3M 9.1M 10.0M Medicare Supplement 2.2M 2.5M 2.8M 3.1M 3.3M 3.4M Total Member Visits 39.6M 49.7M 58.2M 65.3M 76.1M 85.6M* Total Eligible Members Total Member Visits * Total member visits for 2016 year end is forecasted

SilverSneakers’ Competitive Advantage ROBUST NETWORKS CMS COMPLIANT MARKETING COMMUNITY FITNESS CLASSES OLDER ADULT SPECIFIC PROGRAMMING RESEARCH-BASED CONTENT Strong Consumer Brand Proven outcomes including 35+ Case Studies

Our Approach to Building a Quality Network 20+ Years of Experience In Building and Managing Quality Networks Accessibility Standards Strategic Partnerships Demographic Environment Fitness Center Capacity Amenities Available Eligible Population

Credentialed Professionals Nationally Recognized Fitness Instructors Active CPR certification Healthways-approved fitness credential Completion of proprietary online training Completion of proprietary in-person training One or more of the following: Degree in health, exercise, science, or physical activity field Current accreditation or fitness license

Diverse Nationwide Coverage 13,000+ Active Locations National Reciprocity

EXERCISE PROGRAMMING

Healthways SilverSneakers Fitness

PROGRAMMING

SIGNATURE OFFERINGS	NEXT GENERATION FITNESS	70+ EXPANDED FITNESS CHOICES	ADDITIONAL GYM CLASSES
SilverSneakers Classic™	BOOM Move It™	Tai Chi	Dance classes
SilverSneakers Circuit™	BOOM Mind™	Pole Walking	Aerobics
SilverSneakers Cardio™	BOOM Muscle™	Zumba®	Step classes
SilverSneakers Yoga™		Boot Camp	Cycling classes
SilverSneakers Splash™	Healthways BOOM	FLEX™ Community Fitness Classes	
SilverSneakers Stability™			

Class offerings are continually in development

Confidential — Not for Distribution

39

HEALTHWAYS

Social Engagement EDUCATIONAL WORKSHOPS DANCES WEB/SOCIAL MEDIA BIRTHDAYS AND PARTIES SIGNATURE CLASSES GAMES FOOD DRIVES POTLUCKS Confidential — Not for Distribution

Delivering a Clear and Compelling Value Proposition—By the Numbers MEASURE STATISTICS Member Acquisition 78% Important factor for joining the health plan 73% More likely to recommend health plan to others Member Retention 52% Likely to switch plan if SilverSneakers not offered 94% Satisfaction with SilverSneakers 68% Reason for staying with health plan Return on Investment 11 – 37% Lower annual claims costs SOURCES: 2014 Healthways SilverSneakers Participant Survey; 2004, 2009 independent third party Healthways clients’ studies We are delivering demonstrated outcomes for members and clients The value we bring makes our position highly defensible.

The Power of healthy people results savings Confidential — Not for Distribution

SilverSneakers By The Numbers PRIME By the Numbers 10,000+ Network locations including LA Fitness, 24 Hour Fitness, Anytime Fitness, Curves, YMCA’s and more 30+ PAYOR PARTNERS 40M ELIGIBLE MEMBERS 8+ YEARS OF EXPERIENCE Confidential — Not for Distribution

Prime Clients

A Network Built For Easy Engagement Basic fitness membership Over 10,000 locations nationwide with national reciprocity GeoAccess® Analysis mapping to ensure accessibility Network is established around member addresses All fitness locations go through a rigorous evaluation process based on strict criteria Confidential — Not for Distribution

Prime Delivery Profile Member Pay Member Reimbursement Fully Funded Client Profile Health plan aggregators, health plans, and employer groups Mid and smaller sized employer groups, exchanges, or health plans Large employers and large health plans Delivery Method Access to network with discounted rates Participants pay out of pocket Participants receive a reimbursement on monthly fee when they reach a visit threshold each month Sponsor fully subsidizes entire covered population to use benefit Includes national reciprocity

Physical Medicine Benefit Management Confidential — Not for Distribution

SilverSneakers By The Numbers PHYSICAL MEDICINE By the Numbers 88,000+ National network of practitioners and providers including Physical Therapists, Occupational Therapist, Speech Therapist, Chiropractors, Acupuncturists and Massage Therapists 25+ PAYOR PARTNERS 20M+ ELIGIBLE MEMBERS 30+ YEARS OF EXPERIENCE Confidential — Not for Distribution

Physical Medicine Clients

PHYSICAL Medicine Core Competencies Network Management and Development Credentialing Utilization Management Claims Processing Consulting Key Areas 5

WholeHealth Living™ Enabling Healthy Lifestyles Network of value-added discount services, with 40+ alternative medicine provider specialties, 29 vendors, and educational content Network can be customized by geography and specialty Offers discounts on health related offerings Services include management of recruitment, contracting, member service and vendor relationship Web-based access Illustrative partners

Highlights of Our Strategy Sid Stolz President, Network Solutions Confidential — Not for Distribution

We are Improving The Journey and Experience of SilverSneakers Members SIMPLIFY Onboarding EMPOWER With Technology ENGAGE Directly and Continually Members Healthier More Active Improved Satisfaction Clients Member Acquisition Member Retention Lower Claims Healthways Increased Revenue Stronger Client Relationships Everyone Wins:

Drive awareness and enrollment in MA/MS plans that offer SilverSneakers Increase engagement and monthly visits among eligible members in participating MA/MS plans Capture and monetize an expanded range of physical activity Build member insights Launch an integrated media campaign Re-design member onboarding Develop digital tools and features using a user-centered design process Leverage behavioral science Pilot program that leverages digital to capture fitness activity outside of a facility Launch targeted media plan in months leading up to open enrollment WHAT HOW 1 2 3 Silversneakers – Strategy Highlights

55 million seniors 65+ in the US (and eligible for Medicare) SilverSneakers Current Reach Puts Us In A Strong Position to Capitalize on These Trends 13.4 million seniors in a Medicare Advantage or Medicare Supplement Plan that includes SilverSneakers (~25% of above) 2.6 million seniors registered with SilverSneakers (~20% of above) 1.8 million unique participants in the last 12 months (~70% of above) 1 million average monthly participants (7.5% participation rate) SilverSneakers – Significant Untapped Potential 1 2 Every 1% increase in monthly participation yields $30-40M in revenue Every 1% increase in enrollment yields $5M in revenue

Prime – Strategy Highlights Maintain and grow existing business Continue evolving and growing network Grow client basis of fully-funded PRIME Drive utilization across products Test new services to enhance member experience of 50-64 year olds Cross- promote SilverSneakers to cohort aging in to Medicare Engage adult caregivers with solutions that address caregiver stress Selectively invest to build relationships among the 50-64 year old members WHAT HOW 1 2

Physical Medicine – Strategy Highlights Build out networks to support growth areas Test new offerings e.g. pain and opioid-abuse management, geriatrics Targeted sales expansion strategy 1 2 WHAT HOW Expand and sell utilization management and network management

WHAT THIS ALL MEANS Grow SilverSneakers – build awareness through targeted digital marketing and grow participation by overhauling the member experience across all channels. Customize, test and launch a digital engagement platform. Targeted investment in Prime – increase market penetration and conduct targeted marketing programs to 50-65 year olds and adult caregivers in Prime Leverage our member access in Prime to reach consumers aging-in, and address unmet needs of adult caregivers. Leverage Physical Medicine capabilities for building and managing networks, and managing utilization, to selectively expand into new networks. Leverage our brand trust and access to seniors to create new revenue streams through partnerships with complementary products and services

Financial Profile Alfred Lumsdaine Chief Financial Officer Confidential — Not for Distribution

REVENUE AND Gross MARGIN 2013 2014 2015 2016 Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Total Revenue 91 90 88 90 359 99 102 102 102 405 112 113 113 113 452 126 125 251 Gross Margin 28 28 28 27 111 31 34 35 33 133 32 36 33 33 134 35 36 71 Gross Margin % 31% 31% 33% 30% 31% 32% 33% 34% 33% 33% 28% 32% 29% 29% 30% 28% 29% 28%

SilverSneakers By The Numbers KEY FINANCIAL Characteristics Consistent EBITDA Margin Profile Across all Networks SILVERSNEAKERS REPRESENTS Of Revenue ~80% PRIME/PHYSICAL MEDICINE REPRESENT Of Revenue ~20% PRIME GROWTH RATE: 20% PHYSICAL MEDICINE GROWTH RATE: ~ Single Digits SILVERSNEAKERS GROWTH RATE: ~ Upper Single Digits ~

SilverSneakers Fee Structure TOTAL CLIENTS 63 59 4 CLIENTS ELIGIBLE LIVES 8.2M 5.2M Per Visit + PMPM Flat PMPM Per Visit + PMPM Flat PMPM

Silversneakers Business Metrics 2011 2012 2013 2014 2015 2016 Total Eligible Members 7.9M 9.2M 10.4M 11.4M 12.4M 13.4M Medicare Advantage 5.7M 6.7M 7.6M 8.3M 9.1M 10.0M Medicare Supplement 2.2M 2.5M 2.8M 3.1M 3.3M 3.4M Total Member Visits 39.6M 49.7M 58.2M 65.3M 76.1M 85.6M* Total Eligible Members Total Member Visits * Total member visits for 2016 year end is forecasted

PRIME Fee Structure TOTAL CLIENTS 12 8 3 1 CLIENTS ELIGIBLE LIVES Fully Funded (Per Visit + PMPM) Member Pay (Initiation Fee + Monthly Fee) Reimbursement (Flat PMPM) Fully Funded Member Pay Reimbursement 282k 40M 32k

PHYSIcAL MEDICINE Fee Structure CLIENTS WITH MULTIPLE STRUCTURES TOTAL CLIENTS 2 16 7 3 CLIENTS ELIGIBLE LIVES Flat PMPM Flat Fee Other 11.6M 1.1M 0.9M 24 Flat PMPM Flat Fee Other 11.6M 1.1M

Financial Profile and Outlook KEY METRICS END OF 2016 2017 Revenue >$500MM Growth of Upper Single Digits EBITDA Margin >20% >20% Capital Investment to Revenue Ratio <2% <2% Net Debt ~$230MM Reduced ~ $100MM Debt/EBITDA Ratio ~2.0X Well below 2.0X

A New and Exciting Company —Financially FROM TO Inconsistent Revenue Growth Consistent Revenue Growth Unpredictable Earnings Profile Predictable and Consistent Earnings Modest Cash Generation Significant Cash Generation Capital Intense Capital Light Leveraged De-Leveraged; Cash and Balance Sheet Flexibility

Summary Donato Tramuto Chief Executive Officer Confidential — Not for Distribution

We are in the right place at the right time with the right foundation to unlock sustainable growth and value for members, clients and shareholders. Confidential — Not for Distribution

Confidential — Not for Distribution

In the Words of Our Members VIDEO IN PROGRESS To Download: Please click on link in resource list section: 2014 Grace Ruby Testimonial

Thank You for Your Time Investor Day August 2016